                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                   FORM 8-K/A




Pursuant to Section 12 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 17, 1997
                                                 ----------------


                        PACIFIC GATEWAY PROPERTIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                    1-8692                04-2816560
-------------------------------    ------------          -----------------------
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation                      File Number)             Identification No.)


ONE RINCON CENTER, 101 SPEAR STREET, SUITE 215, SAN FRANCISCO, CA 94105
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (415)543-8600


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or former address and former fiscal year,
                          if changed since last report)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OF ASSETS.

PROPERTY ACQUISITIONS. On January 17, 1997, Pacific Gateway Properties, Inc. (the "Registrant") acquired two properties (the "Acquired Properties") for an aggregate purchase price of $20,750,000. The equity required to purchase the Acquired Properties was obtained from the Registrant's sale of an Arizona hotel in December 1996 and cash on hand. Neither the Registrant, any subsidiary of the Registrant nor any director or officer of the Registrant was affiliated with or had a relationship with the respective sellers of the Acquired Properties described below.

WEST VALLEY EXECUTIVE PARK ("WVEP", formerly known as Paulsen Office Park). On January 17, 1997, Pacific Gateway Properties Hotels, Inc., a wholly owned subsidiary of the Registrant, completed the purchase of WVEP which is a multi-tenant, six building campus style office park located at 4000-4050 Moorpark Avenue, San Jose, California for $17,500,000 or $106.06 per square foot. WVEP's six buildings contain approximately 165,000 square feet and are situated on 7.7 acres. The Registrant purchased WVEP from Peter Paulsen. In connection with this acquisition the Registrant assumed approximately $10,200,000 in debt from Sun Life Assurance Company of Canada (U.S.) which is amortized over 20 years at a fixed annual interest rate of 9.125%, and matures on June 30, 2005. The debt continues to be assumable and is subject to a prepayment penalty if paid off prior to maturity.

930 MONTGOMERY STREET. On January 17, 1997, Pacific Gateway Properties Hotels, Inc., a wholly owned subsidiary of the Registrant, completed the purchase of 930 Montgomery Street which is a multi-tenant, 23,000 square foot six-story steel frame office building located at 930 Montgomery Street, San Francisco, California for $3,250,000 or $141.30 per square foot. The Registrant purchased 930 Montgomery Street from Donlon H. Gabrielsen and Agnes H. Gabrielsen. In connection with this acquisition, the Registrant obtained new debt of $2,112,500 from Redwood Bank which is amortized over 25 years at a floating annual interest rate of 3% over the one year treasury bond rate, adjustable every six months, and maturing on February 1, 2002. This debt can be prepaid at any time without a penalty.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                            PAGE

     (a)  Financial Statement Under Rule 3-14 of Regulation S-X. . . . . .

          Report of Independent Public Accountants . . . . . . . . . . . .    4
          Statement of Revenue and Certain Expenses of West Valley . . . .
          Executive Park for the nine months ended September 30,1996 . . . 5 Notes to Statement of Revenue and Certain Expenses of West
          Valley Executive Park for the nine months
          ended September 30, 1996 . . . . . . . . . . . . . . . . . . . .    6

     (b)  Pro Forma Financial Information (Unaudited). . . . . . . . . . .    8

          Pro Forma Condensed Consolidated Balance Sheet as of
          September 30, 1996 . . . . . . . . . . . . . . . . . . . . . . .    9
          Pro Forma Condensed Consolidated Statement of Income (Loss)
          for the nine months ended September 30, 1996 . . . . . . . . . .   10
          Notes and Adjustments to Pro Forma Condensed Consolidated
          Financial Statements . . . . . . . . . . . . . . . . . . . . . .   11

     (c)  Exhibits

          1. Press Release dated January 21, 1997. . . . . . . . . . . . .   14

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders of Pacific Gateway Properties, Inc.:

     We have audited the accompanying statement of revenue and certain expenses for the West Valley Executive Park, as defined in Note 1, for the nine months ended September 30, 1996. This statement is the responsibility of the management of Pacific Gateway Properties, Inc. (the "Company"). Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K/A dated March 20, 1997, and is not intended to be a complete presentation of the revenues and expenses of West Valley Executive Park.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the West Valley Executive Park for the nine months ended September 30, 1996, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


San Francisco, California

March 4, 1997

                        PACIFIC GATEWAY PROPERTIES, INC.

     STATEMENT OF REVENUE AND CERTAIN EXPENSES OF WEST VALLEY EXECUTIVE PARK
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (IN THOUSANDS)


RENTAL REVENUE                                                    $   1,983
OTHER INCOME                                                             79
                                                                   --------
                                                                      2,062
                                                                   --------

CERTAIN EXPENSES:
   Property operating and maintenance                                   685
   Real estate taxes                                                     95
                                                                   --------
                                                                        780
                                                                   --------

REVENUE IN EXCESS OF
   CERTAIN EXPENSES                                               $   1,282
                                                                   --------
                                                                   --------



The accompanying notes are an integral part of this statement.

                        PACIFIC GATEWAY PROPERTIES, INC.

             NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES OF
                           WEST VALLEY EXECUTIVE PARK
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT SQUARE FEET AMOUNTS)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     PROPERTY ACQUIRED

     The accompanying statement of revenue and certain expenses includes the operations (see "Basis of Presentation" below) of the West Valley Executive Park ("WVEP", formerly known as the Paulsen Office Park) acquired by a wholly owned subsidiary of Pacific Gateway Properties, Inc. (the "Company") on January 17, 1997. WVEP is a campus style office park in San Jose, California comprising five two-story buildings and one single-story building situated on approximately 7.7 acres with approximately 165,000 net rentable square feet. WVEP was approximately 98% occupied at September 30, 1996 and no individual tenants account for 10% or more of rental revenue.

     BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses is presented on the accrual basis of accounting. This statement is not intended to be a complete presentation of the actual operations of WVEP for the period presented. Certain items may not be comparable to the results expected to be incurred by the Company in the proposed future operations; however, the Company is not aware of any material factors relating to the WVEP that would cause the reported information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the WVEP.

     REVENUE RECOGNITION

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     USE OF ESTIMATES

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses. Actual results could differ from these estimates.

2.   FUTURE RENTAL REVENUE:

     The minimum future rental revenue from noncancelable operating leases in effect as of September 30, 1996, for the remainder of 1996 and annually thereafter are as follows:

     Year                                  Amount
     ----                                 ---------

     1996 (three months)                  $     636
     1997                                     1,779
     1998                                       601
     1999                                       111
     2000                                        11
     2001                                         5
     Thereafter                                  --
                                           --------
                                 Total    $   3,143
                                           --------
                                           --------
     Certain of the leases contain options to renew.

ITEM 7 (b)

The following unaudited pro forma financial information has been prepared to reflect the incremental effect of the December 11, 1996 sale of the Radisson Suites Hotel (the "Hotel") and the January 17, 1997 acquisitions of the West Valley Executive Park ("WVEP", formerly known as the Paulsen Office Park) and the 930 Montgomery Street Building (WVEP and 930 Montgomery Street are collectively referred to as the "Acquired Properties") as if (i) the sale of the Hotel and the purchase of the Acquired Properties had occurred as of September 30, 1996 for pro forma condensed consolidated balance sheet purposes and (ii) the sale of the Hotel and the purchase of the Acquired Properties had occurred as of January 1, 1996 for pro forma condensed consolidated statement of income
(loss) purposes. The unaudited pro forma condensed consolidated financial statements should be read in connection with the historical financial statements and notes thereto of the Registrant. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the sale of the Hotel and the purchase of the Acquired Properties.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

ITEM 7 (b)              PACIFIC GATEWAY PROPERTIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                 (IN THOUSANDS)
                                   (UNAUDITED)




                                                          Disposition      Acquired
                                             Historical   of Hotel         Properties     Pro Forma
                                             ----------   -----------      ----------     ---------
ASSETS
Investment in real estate, net                  $47,640      $(14,366)(1)    $20,750 (6)    $54,024
Cash and short-term investments                   2,839         7,235 (2)     (8,422)(6)      1,652
Deferred tax asset                                4,000        (1,584)(4)      1,003 (8)      3,419
Deferred financing and leasing costs, net         1,263           (35)(2)        125 (7)      1,353
Other assets                                        765            --             --            765
                                                -------      --------       --------        -------
     Total Assets                               $56,507       $(8,750)       $13,456        $61,213
                                                -------      --------       --------        -------
                                                -------      --------       --------        -------

LIABILITIES AND STOCKHOLDERS' EQUITY
 (DEFICIT)
Accounts payable and accruals                   $ 1,096      $   (330)(3)    $   216 (7)    $   982
Income taxes payable                                 91         2,852 (4)     (2,852)(8)         91
Mortgage loans                                   42,511       (12,764)(1)     12,313 (6)     42,060
Deferred tax liability                           11,715        (2,064)(4)      3,779 (8)     13,430
Other liabilities                                 3,861            --             --          3,861
                                                -------      --------        -------        -------
     Total Liabilities                           59,274       (12,306)        13,456         60,424
                                                -------      --------        -------        -------

Stockholders' Equity (Deficit)
Common stock                                      4,011            --             --          4,011
Paid-in-deficit                                 (10,222)           --             --        (10,222)
Accumulated earnings                              3,591         3,556 (5)         --          7,147
Treasury stock, at cost                          (2,037)           --             --         (2,037)
Warrants for common stock                         1,890            --             --          1,890
                                                -------      --------        -------        -------
Total stockholders' equity (deficit)             (2,767)        3,556             --            789
                                                -------      --------        -------        -------
     Total liabilities and
     Stockholders' equity (deficit)             $56,507      $ (8,750)       $13,456        $61,213
                                                -------      --------        -------        -------
                                                -------      --------        -------        -------

                        PACIFIC GATEWAY PROPERTIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                       Disposition         Acquired
                                        Historical      of Hotel           Properties           Pro Forma
                                        ----------     -----------         ----------           ---------
Revenues:
  Rental income                          $  13,287      $  (4,868) (9)      $   2,455  (10)     $  10,874
  Interest and other income, net               252             --                  79  (10)           331
                                         ---------      ---------           ---------           ---------
  Total revenue                             13,539         (4,868)              2,534              11,205
                                         ---------      ---------           ---------           ---------

Operating Expenses:
  Rental expenses                            6,985         (3,205) (9)            820  (10)         4,600
  Real estate taxes                            625           (349) (9)            135  (10)           411
  Interest expense                           2,445           (276) (9)            856  (11)         3,025
  Depreciation and amortization              1,899             --                 356  (12)         2,255
  General and administrative
  expenses                                   1,266             --                  --               1,266
                                         ---------      ---------           ---------           ---------
Total operating expenses                    13,220         (3,830)              2,167              11,557
                                         ---------      ---------           ---------           ---------

Income (loss) before gains,
  reserves, income taxes and
  extraordinary items                    $     319      $  (1,038) (9)      $     367           $    (352)
                                         ---------      ---------           ---------           ---------
                                         ---------      ---------           ---------           ---------

Income (loss) before gains,
  reserves, income taxes and
  extraordinary items,
  per common share--
    primary and fully diluted            $    0.08                                              $   (0.08)
                                         ---------                                              ---------
                                         ---------                                              ---------

Weighted average common shares
  outstanding--
    primary and fully diluted            4,208,196                                              4,208,196
                                         ---------                                              ---------
                                         ---------                                              ---------

                        PACIFIC GATEWAY PROPERTIES, INC.
                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

1. These pro forma adjustments reflect the disposition of the assets comprising property held for sale (land, buildings and furniture, fixtures and equipment of $22,446, net of $8,080 of accumulated depreciation) and the payoff of the mortgage relating to sale of the Radisson Suites Hotel (the "Hotel") which closed on December 11, 1996.
2. The pro forma increase in cash of $7,235 reflects the gross sales proceeds of $21,307 offset by (i) selling and other costs of $978, (ii) payoff of the remaining debt collateralizing the Hotel ($12,764 of such debt was outstanding as of September 30, 1996 for pro forma purposes), and (iii) approximately $330 of property taxes, assessments and other taxes paid in escrow closing.
3. Elimination of security deposits and other liabilities assumed by the buyer.
4. Estimated reduction of the deferred tax asset and liability resulting from the sale of the Hotel and the pro forma accrual of income taxes payable as a result of the sale.
5 Includes the gain on the sale of the Hotel for financial reporting purposes of $5,814.
6. These pro forma adjustments reflect the January 17, 1997 acquisitions of the West Valley Executive Park ("WVEP", formerly known as the Paulsen Office Park) and the 930 Montgomery Street building (WVEP and 930 Montgomery Street are collectively referred to as the "Acquired Properties"). WVEP was purchased for $17,500 and the Company assumed $10,200 in debt with fixed annual interest of 9.125%. 930 Montgomery Street was purchased for $3,250 and the Company obtained a new mortgage in the principal amount of $2,113, bearing variable interest at 3% over the treasury bond rate, adjustable every six months.
7.   Reflects the addition of deferred finance costs and security deposits.
8. The sale of the Hotel and the purchase of the Acquired Properties reflects the culmination of a tax deferred exchange in accordance with Section 1031 of the Internal Revenue Code. Accordingly, the pro forma deferred tax assets reflect the use of a portion of the Company's net operating loss carry forward attributable to the gain on personal property relating to the Hotel sale and the pro forma deferred tax liability reflects an increase relating to the deferral of tax liability on the Hotel sale attributable to the "Section 1031 exchange" for income tax purposes.
9.   Elimination of operating activity due to the sale of the Hotel.
10. Reflects the incremental effect of the Acquired Properties as detailed below.

                  For the nine months ended September 30, 1996
                  --------------------------------------------

                                                 930 Montgomery
                                        WVEP          Street          Total
                                        ----          ------          -----
     Revenues:
         Rental Revenues               $1,983         $  472         $2,455
         Other Income                      79             --             79
                                       ------         ------         ------
                                        2,062            472          2,534
                                       ------         ------         ------

     Certain Expenses:
         Rental Expenses                  685            135            820
         Real Estate Taxes                 95             40            135
                                       ------         ------         ------
                                          780            175            955
                                       ------         ------         ------

     Revenues in excess of
     certain expenses                  $1,282         $  297         $1,579
                                       ------         ------         ------
                                       ------         ------         ------
11. Reflects the incremental increase in interest expense relating to the debt assumed and obtained in regard to the Acquired Properties (see Note 6).
12. Reflects the incremental depreciation and amortization of the Acquired Properties and the deferred finance costs based upon the Acquired Properties asset lives of 35 years and the life of the loans, respectively.
13.  The accompanying pro forma condensed consolidated statement of income
     (loss) presents such income (loss) before nonrecurring gains, reserves and extraordinary items, and before income taxes. Excluding the deferred gain referred to in Note 8, the Company does not expect that the disposition of the Hotel and purchase of the Acquired Properties will have a material effect on the Company's recurring taxable income.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned there unto duly authorized.



     Dated:    March 20, 1997
               --------------


                        PACIFIC GATEWAY PROPERTIES, INC.
                                  (Registrant)



                              Raymond V. Marino
                              -------------------------------------
                              Raymond V. Marino
                              President and Chief Executive Officer




                              Felecia A. Vernon-Chancey
                              -------------------------------------
                              Felecia A. Vernon-Chancey
                              Vice President and Controller
                              (Principal Financial and Accounting Officer)